UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2010

TRX, INC.

(Exact Name Of Registrant As Specified In Charter)

Georgia	000-51478	58-2502748
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2970 Clairmont Road, Suite

300 Atlanta, Georgia 30329

(Address of principal executive offices, including zip code)

(404) 929-6100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

EXPLANATORY NOTE

On February 23, 2009, TRX, Inc.(“TRX”), filed its Annual Report on Form 10-K which included the Credit Agreement, dated May 30, 2008, by and between TRX, Inc. and Atlantic Capital Bank (filed as Exhibit 10.2). This Current Report on Form 8-K is being filed solely to include the related Schedules and Exhibits listed in the Credit Agreement. On October 30, 2009, TRX filed an 8K disclosing that it entered into the Second Amendment to this Credit Agreement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Credit Agreement, dated May 30, 2008, by and between TRX, Inc. and Atlantic Capital Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRX, INC.
(Registrant)

Date: January 22, 2010	/S/ DAVID D. CATHCART
David D. Cathcart Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Credit Agreement, dated May 30, 2008, by and between TRX, Inc. and Atlantic Capital Bank